                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is vice president and treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of January 1, 1998 between the Company and First Trust National Association, as Trustee of Green Tree Trust 1998-1 (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from March 16, 1998 to April 15, 1998 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


In Witness Whereof, I have affixed hereunto my signature this 27th day of April, 1998.


                                                GREEN TREE FINANCIAL CORPORATION

                                                BY /s/ Phyllis A. Knight
                                                -----------------------------
                                                Phyllis A. Knight
                                                Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.575%, 5.85%, 5.95%,
                               6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Apr-98

                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                                        TRUST ACCOUNT #3336258-0
                                                         REMITTANCE DATE 5/01/98

                                                              Total $             Per $1,000
                                                               Amount              Original
                                                         ----------------       ---------------
CLASS A CERTIFICATES
--------------------------------------
(1a) Amount available( including Monthly Servicing Fee)      6,509,551.83
                                                         ----------------

 (b) Class M-1 Interest Deficiency Amount (if any) and
        Class B-1 Interest Deficiency Amount (if any)
        withdrawn for prior Remittance Date                          0.00
                                                         ----------------

 (c) Amount Available after giving effect to withdrawal
        of Class M-1 Interest Deficiency Amount and
        Class B-1 Interest Deficiency Amount for prior
        Remittance Date                                      6,509,551.83
                                                         ----------------

A.   Interest
     (2)  Aggregate  interest
        a. Class A-1 Remittance Rate (5.575%)                      5.575%
                                                         ----------------
        b. Class A-1 Interest                                   61,518.47            2.79629409
                                                         ----------------       ---------------

        c. Class A-2 Remittance Rate (5.85%)                        5.85%
                                                         ----------------
        d. Class A-2 Interest                                  504,562.50            4.87500000
                                                         ----------------       ---------------

        e. Class A-3 Remittance Rate (5.95%)                        5.95%
                                                         ----------------
        f. Class A-3 Interest                                   96,687.50            4.95833333
                                                         ----------------       ---------------

        g. Class A-4 Remittance Rate (6.04%, unless
              the Weighted Average Contract Rate is
              less than 6.04%)                                      6.04%
                                                         ----------------
        h. Class A-4 Interest                                  279,350.00            5.03333333
                                                         ----------------       ---------------

        i. Class A-5 Remittance Rate (6.83%, unless
            the Weighted Average Contract Rate is
            less than 6.68%)                                        6.68%
                                                         ----------------
        j. Class A-5 Interest                                  762,633.33            5.56666664
                                                         ----------------       ---------------

        k. Class A-6 Remittance Rate 7.30%, (unless
            the Weighted Average Contract Rate is
            less than 6.33%)                                        6.33%
                                                         ----------------
        l. Class A-6 Interest                                  237,375.00            5.27500000
                                                         ----------------       ---------------

     (3)  Amount applied to:
        a. Unpaid Class A Interest Shortfall                         0.00                     0
                                                         ----------------       ---------------

     (4) Remaining:
        a. Unpaid Class A Interest Shortfall                         0.00                     0
                                                         ----------------       ---------------

B.   Principal
     (5) Formula Principal Distribution  Amount              2,726,690.88                   N/A
                                                         ----------------       ---------------
        a. Scheduled Principal                                 156,239.18                   N/A
                                                         ----------------       ---------------
        b. Principal Prepayments                             3,106,520.15                   N/A
                                                         ----------------       ---------------
        c. Liquidated Contracts                                      0.00                   N/A
                                                         ----------------       ---------------
        d. Repurchases                                               0.00                   N/A
                                                         ----------------       ---------------
        e. Current Month Advanced Principal                    855,935.92                   N/A
                                                         ----------------       ---------------
        f. Prior Month Advanced Principal                   (1,392,004.37)                  N/A
                                                         ----------------       ---------------

    (6) Pool Scheduled Principal Balance                   439,370,888.07
                                                         ----------------

   (6b) Adjusted Pool Principal Balance                    438,514,952.15          974.47767144
                                                         ----------------       ---------------
   (6c) Pool Factor                                            0.97447767
                                                         ----------------

                        GREEN TREE FINANCIAL CORPORATION
     MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 5.575%, 5.85%, 5.95%,
                               6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6 CERTIFICATES
                                 MONTHLY REPORT
                                     Apr-98
                                     PAGE 2

                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                                       TRUST ACCOUNT  #3336258-0
                                                         REMITTANCE DATE 5/01/98

(7)  Unpaid Class A Principal Shortfall
      (if any) following prior Remittance Date                             0.00
                                                                ---------------

(8)  Class A Percentage for such Remittance Date                          92.35%
                                                                ---------------

(9)  Class A Percentage for the following Remittance Date                 92.30%
                                                                ---------------

(10)  Class A Principal Distribution:
     a. Class A-1                                                  2,726,690.88        123.94049455
                                                                ---------------     ---------------
     b. Class A-2                                                          0.00          0.00000000
                                                                ---------------     ---------------
     c. Class A-3                                                          0.00          0.00000000
                                                                ---------------     ---------------
     d. Class A-4                                                          0.00          0.00000000
                                                                ---------------     ---------------
     e. Class A-5                                                          0.00          0.00000000
                                                                ---------------     ---------------
     g. Class A-6                                                          0.00          0.00000000
                                                                ---------------     ---------------

  (11)  Class A-1 Principal Balance                              10,514,952.15        477.95237045
                                                                ---------------     ---------------
 (11a)  Class A-1 Pool Factor                                        0.47795237
                                                                ---------------

  (12)  Class A-2 Principal Balance                              103,500,000.00        1000.0000000
                                                                ---------------     ---------------
 (12a)  Class A-2 Pool Factor                                        1.00000000
                                                                ---------------

  (13)  Class A-3 Principal Balance                               19,500,000.00        1000.0000000
                                                                ---------------     ---------------
 (13a)  Class A-3 Pool Factor                                        1.00000000
                                                                ---------------

  (14)  Class A-4 Principal Balance                               55,500,000.00        1000.0000000
                                                                ---------------     ---------------
 (14a)  Class A-4 Pool Factor                                        1.00000000
                                                                ---------------

  (15)  Class A-5 Principal Balance                              137,000,000.00        1000.0000000
                                                                ---------------     ---------------
 (15a)  Class A-5 Pool Factor                                        1.00000000
                                                                ---------------

  (16)  Class A-6 Principal Balance                               45,000,000.00        1000.0000000
                                                                ---------------     ---------------
 (16a)  Class A-6 Pool Factor                                        1.00000000
                                                                ---------------

  (17)  Unpaid Class A Principal Shortfall
          (if any)following current Remittance Date                        0.00
                                                                ---------------

C. Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

  (18)  31-59 days                                                 1,532,413.37                  49
                                                                ---------------     ---------------

  (19)  60 days or more                                              305,935.95                   6
                                                                ---------------     ---------------

  (20)  Current Month Repossessions                                        0.00                   0
                                                                ---------------     ---------------

  (21)  Repossession Inventory                                             0.00                   0
                                                                ---------------     ---------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                    5.575%, 5.85%, 5.95%, 6.04%, 6.68%, 6.33%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                      CLASS A1,A2,A3,A4,A5,A6, CERTIFICATES
                                 MONTHLY REPORT
                                     Apr-98
                                     PAGE 3


                                   CUSIP NO.#393505-YZ9, ZA3, ZB1, ZC9, ZD7, ZE5
                                                        TRUST ACCOUNT #3336258-0
                                                         REMITTANCE DATE 5/01/98


Class M-1 Distribution Test and Class B Distribution test
(applicable on and after the Remittance Date occurring in March 2002.)

(22) Average Sixty - Day Delinquency Ratio Test

      (a) Sixty - Day Delinquency Ratio for current Remittance Date                   0.07%
                                                                                -----------

      (b) Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
           may not exceed 3.5%)                                                       N/A %
                                                                                -----------

(23) Average Thirty - Day Delinquency Ratio Test

      (a) Thirty - Day Delinquency Ratio for current Remittance Date                  0.35%
                                                                                -----------

      (b) Average Thirty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
           may not exceed 5.5%)                                                       N/A %
                                                                                -----------

(24) Cumulative Realized Losses Test

      (a) Cumulative Realized Losses for  current Remittance Date
           (as a percentage of Cut-off Date Pool Principal Balance;
           may not exceed 5.5% from March. 1, 2001 to February 28, 2002,
           6.5% from March 1, 2002 to February 28, 2003; 8.5%  from                   0.00%
           March 1, 2003 to February 28, 2004 and 9.5% thereafter)              -----------

(25) Current Realized Losses Test

      (a) Current Realized Losses for current Remittance Date                         0.00
                                                                                -----------

      (b) Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third
             preceding Remittance and for current Remittance Date;
             may not exceed 2.25%)                                                    0.00%
                                                                                -----------

(26) Class M-1 Principal Balance Test

      (a) The sum of Class M-1 Principal Balance and Class B Principal Balance
            (before distributions on current Remittance Date)  divided by
            Pool Scheduled Principal Balance as of preceding Remittance Date
            is greater than 22.5%                                                    15.30%
                                                                                -----------

(27) Class B Principal Balance Test

      (a) Class B Principal Balance (before any distributions on current
           Remittance Date) as of such Remittance date is greater
           than $9,000,000.00                                                          0.00
                                                                                -----------

      (b) Class B Principal Balance (before distributions on current
           Remittance Date) divided by pool Scheduled Principal Balance
           as of preceding Remittance Date is equal to or greater than 11.25%.        7.65%
                                                                                -----------


                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%, 6.92%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS M1 CERTIFICATES
                                 MONTHLY REPORT
                                     Apr-98
                                     PAGE 4

                                                 CUSIP NO. #393505-ZF2, ZG0, ZH8
                                                        TRUST ACCOUNT #3336258-0
                                                         REMITTANCE DATE 5/01/98

                                                                     Total $          Per $1,000
                                                                      Amount           Original
                                                                  --------------    -------------
CLASS M-1 CERTIFICATES
-------------------------
(28) Amount available (including Monthly Servicing Fee)             1,840,734.15
                                                                  --------------
A.   Interest
     (29)  Aggregate  interest

         (a) Class M-1 Remittance Rate 6.77%, unless the
             Weighted Average Contract Rate is less than 6.77%)             6.77%
                                                                  --------------
         (b) Class M-1 Interest                                       190,406.25       5.64166667
                                                                  --------------    -------------
         (c) Interest on Class M-1 Adjusted Principal Balance               0.00
                                                                  --------------
     (30)  Amount applied to Class M-1 Interest Deficiency Amount           0.00
                                                                  --------------
     (31)  Remaining unpaid Class M-1 Interest Deficiency Amount            0.00
                                                                  --------------
     (32)  Amount applied to:
           a. Unpaid Class M-1 Interest Shortfall                           0.00                0
                                                                  --------------    -------------
     (33)  Remaining:
           a. Unpaid Class M-1 Interest Shortfall                           0.00                0
                                                                  --------------    -------------
B.   Principal
     (34)  Formula Principal Distribution Amount                            0.00              N/A
                                                                  --------------    -------------
           a. Scheduled Principal                                           0.00              N/A
                                                                  --------------    -------------
           b. Principal Prepayments                                         0.00              N/A
                                                                  --------------    -------------
           c. Liquidated Contracts                                          0.00              N/A
                                                                  --------------    -------------
           d. Repurchases                                                   0.00              N/A
                                                                  --------------    -------------
     (35)  Class M-1 Principal Balance                             33,750,000.00    1000.00000000
                                                                  --------------    -------------
     (35a) Class M-1 Pool Factor                                      1.00000000
                                                                  --------------
     (36)  Class M-1 Percentage for such Remittance Date                    0.00%
                                                                  --------------
     (37)  Class M-1  Principal Distribution:
           a. Class M-1 (current)                                           0.00       0.00000000
                                                                  --------------    -------------
           b. Unpaid Class M-1 Principal Shortfall
              (if any) following prior Remittance Date                      0.00
                                                                  --------------
     (38)  Unpaid Class M-1 Principal Shortfall
           (if any) following current Remittance Date                       0.00
                                                                  --------------
     (39)  Class M-1 Percentage for the following Remittance Date           0.00%
                                                                  --------------
     (40)  Class M-1 Liquidation Loss Interest
           (a) Class M-1 Liquidation Loss Amount                            0.00
                                                                  --------------
           (b) Amount applied to Class M-1
               Liquidation Loss Interest Amount                             0.00
                                                                  --------------
           (c) Remaining Class M-1 Liquidation Loss
               Interest Amount                                              0.00
                                                                  --------------
           (d) Amount applied to Unpaid Class M-1
               Loss Interest Shortfall                                      0.00
                                                                  --------------
           (e) Remaining Unpaid Class M-1
               Liquidation Loss Interest Shortfalls                         0.00
                                                                  --------------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%, 6.92%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Apr-98

                                                 CUSIP NO. #393505-ZF2, ZG0, ZH8
                                                         REMITTANCE DATE 5/01/98


CLASS BI CERTIFICATES
--------------------------------
                                                                    Total $           Per $1,000
                                                                     Amount            Original
                                                                ---------------     ---------------
 (1) Amount  Available less the Class A
       Distribution Amount  and Class M-1 Distribution
       Amount (including Monthly Servicing Fee)                    1,650,327.90
                                                                ---------------
 (2) Class B-1 Adjusted Principal Balance                                  0.00
                                                                ---------------
 (3) Class B-1 Remittance Rate (6.92%
       unless Weighted Average Contract Rate
       is below 6.92%)                                                     6.92%
                                                                ---------------
 (4) Interest on Class B-1 Adjusted Principal Balance                      0.00
                                                                ---------------
 (3) Aggregate Class B1 Interest                                     103,800.00          5.76666667
                                                                ---------------     ---------------
 (4) Amount applied to Unpaid
       Class B1 Interest Shortfall                                         0.00                0.00
                                                                ---------------     ---------------
 (5) Remaining Unpaid Class B1
       Interest Shortfall                                                  0.00                0.00
                                                                ---------------     ---------------
 (6) Amount applied to Class B-1
      Interest Deficiency Amount                                           0.00
                                                                ---------------
 (7) Remaining Unpaid Class B-1
      Interest Deficiency Amount                                           0.00
                                                                ---------------
 (8) Unpaid Class B-1 Principal Shortfall
       (if any) following prior Remittance Date                            0.00
                                                                ---------------
 (8a) Class B Percentage for such Remittance Date                          0.00
                                                                ---------------
 (9) Current Principal (Class B Percentage of Formula Principal
       Distribution Amount)                                                0.00          0.00000000
                                                                ---------------     ---------------
 (10a) Class B1 Principal Shortfall                                        0.00
                                                                ---------------
 (10b) Unpaid Class B1 Principal Shortfall                                 0.00
                                                                ---------------
 (11) Class B Principal Balance                                   33,750,000.00
                                                                ---------------
 (12) Class B1 Principal Balance                                  18,000,000.00
                                                                ---------------
 (12a) Class B1 Pool Factor                                          1.00000000
                                                                ---------------
 (13) Class B-1 Liquidation Loss Interest
      (a) Class B-1 Liquidation Loss Amount                                0.00
                                                                ---------------
      (b) Amount Applied to Class B-1 Liquidation Loss
            Interest Amount                                                0.00
                                                                ---------------
      (c) Remaining Class B-1 Liquidation Loss Interest Amount             0.00
                                                                ---------------
      (d) Amount applied to Unpaid Class B-1 Liquidation Loss
            Interest Shortfall                                             0.00
                                                                ---------------
      (e) Remaining Unpaid Class B-1 Liquidation Loss Interest
            Shortfall                                                      0.00
                                                                ---------------

                        GREEN TREE FINANCIAL CORPORATION
      MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE 6.77%, 6.92%, 8.11%
                    PASS-THROUGH CERTIFICATES, SERIES 1998-1
                              CLASS B CERTIFICATES
                                 MONTHLY REPORT
                                     Apr-98
                                     PAGE 2

                                                 CUSIP NO. #393505-ZF2, ZG0, ZH8
                                                         REMITTANCE DATE 5/01/98

                                                                    Total $            Per $1,000
CLASS B2 CERTIFICATES                                                Amount             Original
--------------------------                                      ---------------     ---------------
 (14)  Remaining Amount Available                                  1,546,527.90
                                                                ---------------
 (15)  Class B-2 Remittance Rate (8.11%
         unless Weighted Average Contract
         Rate is less than 8.11%)                                          8.11%
                                                                ---------------
 (16)  Aggregate Class B2 Interest                                   106,443.75          6.75833333
                                                                ---------------     ---------------
 (17)  Amount applied to Unpaid
         Class B2 Interest Shortfall                                       0.00                0.00
                                                                ---------------     ---------------
 (18)  Remaining Unpaid Class B2
         Interest Shortfall                                                0.00                0.00
                                                                ---------------     ---------------
 (19)  Unpaid Class B2 Principal Shortfall
         (if any) following prior Remittance Date                          0.00
                                                                ---------------
 (20)  Class B2 Principal Liquidation Loss Amount                          0.00
                                                                ---------------
 (21)  Class B2 Principal (zero until class B1
         paid down: thereafter, Class B Percentage
         of formula Principal Distribution Amount)                         0.00          0.00000000
                                                                ---------------     ---------------
 (22)  Guarantee Payment                                                   0.00
                                                                ---------------
 (23)  Class B2 Principal Balance                                 15,750,000.00
                                                                ---------------
 (23a) Class B2 Pool Factor                                          1.00000000
                                                                ---------------
 (24)  Monthly Servicing Fee (deducted from
         Certificate Account balance to arrive at
         Amount Available if the Company or Green Tree
         Financial Servicing Corporation is not the Servicer;
         deducted from funds remaining after payment of Class A
         Distribution Amount, Class M-1 Distribution Amount,
         Class B-1 Distribution Amount and Class B-2  Distribution
         Amount, if the Company or Green Tree Financial
         Servicing Corp. is the Servicer)                            184,430.69
                                                                ---------------
 (25)  Class B-3I Guarantee Fee                                    1,255,653.46
                                                                ---------------
 (26)  Class B-3I Distribution Amount                                      0.00
                                                                ---------------
 (27)  Class B-3I Formula Distribution Amount (all Excess
         Interest plus Unpaid Class B-3I Shortfall)                        0.00
                                                                ---------------
 (28)  Class B-3I Distribution Amount (remaining Amount
         Available)                                                        0.00
                                                                ---------------
 (29)  Class B-3I Shortfall (26-27)                                        0.00
                                                                ---------------
 (30)  Unpaid Class B-3I Shortfall                                         0.00
                                                                ---------------
 (31)  Class M-1 Interest Deficiency on such Remittance Date               0.00
                                                                ---------------
 (32)  Class B-1 Interest Deficiency on such Remittance Date               0.00
                                                                ---------------
 (33)  Repossessed Contracts                                               0.00
                                                                ---------------
 (34)  Repossessed Contracts Remaining in Inventory                        0.00
                                                                ---------------
 (35)  Weighted Average Contract Rate                                   9.69657
                                                                ---------------

Please contact Bondholder Services Department of U.S. Bank National Association,
1-800-934-6802 with any questions regarding this statement or your Distribution.